Exhibit 99.1

Markel to Acquire Alterra for Approximately $31 Per Share in Stock and Cash

Enhanced scale and financial strength of the combined company will create greater opportunities for the new Markel in the global marketplace

December 19, 2012 — Markel Corporation (“Markel”) (NYSE: MKL) and Alterra Capital Holdings Limited (“Alterra”) (NASDAQ: ALTE; BSX: ALTE.BH) announced today that their respective boards of directors have each unanimously approved a definitive merger agreement. Under the terms of the agreement, the aggregate consideration for Alterra is approximately $3.13 billion based on a closing price of $486.05 for Markel common stock on December 18, 2012.

At closing, each Alterra common share will be converted into the right to receive 0.04315 Markel common shares (with cash paid for fractional shares) plus a cash payment of $10. Following the merger, Markel’s existing shareholders will own approximately 69% of the combined company on a fully diluted basis, with Alterra’s shareholders owning approximately 31%. Completion of the transaction is contingent upon customary closing conditions, including shareholder and regulatory approvals, and it is expected to close in the first half of 2013.

Upon closing, two directors designated by Alterra’s current board will be added to the board of directors of Markel.

Steven A. Markel, Vice Chairman of Markel, commented: “We are very pleased to have reached this agreement to acquire Alterra, an impressive company with proven worldwide underwriting operations in product lines that we believe are highly complementary to Markel’s existing lines. In particular, the addition of Alterra’s reinsurance and large account insurance portfolios will serve to diversify and strengthen Markel’s current book of specialty insurance business. We look forward to welcoming Alterra’s talented underwriting teams to Markel — with their help and the benefit of approximately $6 billion in combined shareholders’ equity, we believe we will be well positioned to take advantage of a wide range of profitable opportunities.”

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, who is expected to leave the company following the close of the transaction, said: “The combination of Alterra with Markel will create an incredibly strong company in global specialty insurance and investments. The demonstrated track record of underwriting discipline in niche market segments by both companies, along with Markel’s proven asset management strengths, should benefit all stakeholders. I am confident that Alterra’s shareholders, clients and other business partners will continue to be well served when Alterra’s underwriting operations join forces with Markel’s, and all should benefit from the superior financial strength, expanded capabilities and synergies created by the combined entity.”

Strategic and financial attributes associated with the combination of Markel and Alterra:

The combination of Markel and Alterra is expected to create significant benefits for the shareholders of both companies, and to provide a robust foundation for strong financial performance going forward.

Enhanced size and scale: Following the close of the transaction, Markel is expected to write annual gross premiums of approximately $4.4 billion and to have approximately $6 billion in equity with capital flexibility to support future growth.

Strong and well diversified franchise: Complementary business profiles provide important diversification of risk, with Markel adding reinsurance and large-account insurance to its specialty insurance portfolio. Following the close of the transaction, Markel’s business is expected to be approximately 50% short-tail, 50% long tail; 67% insurance and 33% reinsurance.

Common cultures of underwriting discipline: The merger brings together seasoned and accomplished underwriting teams with limited overlap in diverse specialty insurance and reinsurance lines.

Strong investment performance: Markel brings a long and successful track record of investment outperformance. This expertise can now be applied to the combined entity’s investment portfolio of over $16 billion.

Additional details on the transaction are posted on the websites of Markel and Alterra, at www.markelcorp.com and www.alterracap.com, respectively.

Advisors:

Citigroup acted as financial advisor to Markel and Debevoise & Plimpton LLP and Appleby’s as legal counsel. BofA Merrill Lynch acted as financial advisor to Alterra and Akin Gump Strauss Hauer & Feld LLP and Conyers Dill & Pearman as legal counsel.

Conference Call and Webcast:

Markel and Alterra will conduct a joint investor conference call on December 19, 2012 at 11:00 a.m. Eastern Time to discuss the merger with interested investors and shareholders. On the call, Markel will be represented by Steven A. Markel and Presidents Richard R. Whitt, III, F. Michael Crowley and Thomas S. Gayner, and Alterra will be represented by W. Marston (Marty) Becker, and Executive Vice President and Chief Financial Officer Joe Roberts.

The details of the call are as follows:

Date: December 19, 2012

Time: 11:00 a.m. Eastern Time

Toll-free number (U.S. callers): 1-877-407-9205

International callers: 1- 201-689-8054

Please dial in five to ten minutes prior to the start of the call.

In addition, interested persons may listen to the call via the websites of Markel and Alterra at www.markelcorp.com and www.alterracap.com, respectively.

About Markel Corporation:

Markel Corporation is a diverse financial holding company serving a variety of niche markets. The Company’s principal business markets and underwrites specialty insurance products. In each of the Company’s businesses, it seeks to provide quality products and excellent customer service so that it can be a market leader. The financial goals of the Company are to earn consistent underwriting and operating profits and superior investment returns to build shareholder value. Visit Markel Corporation on the web at www.markelcorp.com.

About Alterra Capital Holdings Limited:

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, and property and casualty insurers. Visit Alterra on the web at www.alterracap.com.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This release includes statements about future economic performance, finances, expectations, plans and prospects of Alterra and Markel, both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Alterra and Markel, please refer to their Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the Securities Exchange Commission (“SEC”). These documents are also available free of charge, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136. Neither Alterra nor Markel undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Alterra’s and Markel’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Alterra’s or Markel’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this release should not be considered as a representation by Alterra, Markel or any other person that Alterra’s or Markel’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Alterra’s and Markel’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Alterra and Markel.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Alterra or Markel or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 to be filed by Alterra and Markel with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This release relates to a proposed transaction between Alterra and Markel that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed by Alterra and Markel with the SEC. This material is not a substitute for the joint proxy statement/prospectus that Alterra and Markel will file with the SEC or any other document that Alterra or Markel may file with the SEC or Alterra or Markel may send to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136].

PARTICIPANTS IN THE SOLICITATION:

Alterra and Markel and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both Alterra’s and Markel’s shareholders in favor of the proposed transaction. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual general meeting of shareholders.

SOURCE: Markel Corporation and Alterra Capital Holdings Limited

Markel Corporation

Bruce Kay, 1-804-747-0136

bkay@markelcorp.com

Alterra Capital Holdings Limited

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Peter Hill, 1-212-521-4800

peter-hill@kekst.com